HAYES BOONE

22 August 2025

DYNARESOURCE, INC.

OCEAN PARTNERS UK LIMITED

and

DYNARESOURCE DE MEXICO S.A. DE C.V.

PARENT COMPANY GUARANTEE

in respect of the credit facility agreement made available by Ocean Partners UK Limited to DynaResource de Mexico SA de CV

CONTENTS

1.
Interpretation3
2.
Performance guarantee and indemnity4
3.
Lender protections4
4.
Variation to the Agreements5
5.
Conditional discharge5
6.
Payments6
7.
Costs6
8.
Guarantor representations and warranties6
9.
Assignment7
10.
Further assurance7
11.
Severance7
12.
Variation7
13.
Waiver8
14.
Third party rights8
15.
Rights and remedies8
16.
Consequences of discharge8
17.
Notices8
18.
Service of Process9
19.
Entire agreement10
20.
Counterparts10
21.
Governing law10
22.
Jurisdiction10

This DEED is dated 22 August 2025 PARTIES

I.
DYNARESOURCE, INC., a corporation incorporated in the State of Delaware whose principal place of business is at 222 W. Las Colinas Blvd., Suite 1910 North Tower; Irving, Texas (the “Guarantor”);
II.
DYNARESOURCE DE MEXICO S.A. DE C.V., a company organised and validly existing under the laws of Mexico whose principal place of business is Calle Cedro Number 303 Col. Alameda Mazatlan, Sinaloa Mexico Zip Code 82123 (the “Borrower”); and
III.
OCEAN PARTNERS UK LIMITED a private limited company incorporated and registered in England and Wales with company number 5171451 whose registered office is at The Pearce Building, West Street, Maidenhead, England, SL6 1RL (the “Lender”).

BACKGROUND

A.
The Guarantor is the sole legal and beneficial owner of the Borrower (as defined below).
B.
The Lender has made available to the Borrower (as defined below) a credit facility in an amount of up to US$15,000,000.00 (Fifteen Million Dollars, legal currency of the United States of America, pursuant to the terms of the Credit Facility Agreement (as defined below).
C.
As a condition precedent to the Credit Facility Agreement (as defined below), the Guarantor has agreed to guarantee the due performance of the Credit Facility Agreement (as defined below) by the Borrower.

AGREED TERMS

1.
Interpretation

a)
The defined terms of the Credit Facility Agreement (as defined below) shall apply to this Deed as if set out in this Deed and in addition the following shall also apply:

“Guaranteed Obligations”

means all of the present and future obligations of the Borrower under or in connection with the Credit Facility Agreement if and when they become due for performance in accordance with their respective terms; and

“Credit Facility Agreement”	means the credit facility agreement dated the date hereof between the Lender and the Borrower in respect of the acquisition of Concentrates.

b)
The rules of interpretation set out in the Credit Facility Agreement shall apply to this Deed as if set out in this Deed and in addition the following shall also apply:
(1)
Clause headings shall not affect the interpretation of this Deed.

(2)
A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).
(3)
Unless the context otherwise requires, words in the singular shall include the plural and vice versa.
(4)
A reference to legislation or a legislative provision:
(a)
is a reference to it as amended, extended or re-enacted from time to time; and
(b)
shall include all subordinate legislation made from time to time under that legislation or legislative provision.
(5)
A reference to "in writing" or "written" includes email but not fax.
(6)
Any obligation on a party not to do something includes an obligation not to allow that thing to be done.

(7)
A reference to this Deed or to any other agreement or document referred to in this Deed is a reference to this Deed or such other agreement or document as varied or novated (in each case, other than in breach of the provisions of this Deed) from time to time.
(8)
A reference to any party shall include that party's personal representatives, successors and permitted assigns.
(9)
Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2.
Performance guarantee and indemnity

a)
In consideration of the Lender entering into the Credit Facility Agreement, the Guarantor guarantees to the Lender (and its successors, transferees and assigns) the due and punctual performance of all of the Guaranteed Obligations.

b)
The Guarantor as principal obligor and as a separate and independent obligation and liability from its obligations and liabilities under clause 2.1 agrees to indemnify the Lender and keep the Lender indemnified in full and on demand from and against all and any losses, costs and expenses suffered or incurred by the Lender arising out of, or in connection with:
(1)
any failure of the Borrower to perform or discharge the Guaranteed Obligations; or
(2)
any of the Guaranteed Obligations being or becoming totally or partially unenforceable by reason of illegality, incapacity, lack or exceeding of powers, ineffectiveness of execution or any other matter.

3.
Lender protections

a)
This Deed is a continuing guarantee which shall remain in full force and effect until all the Guaranteed Obligations have been satisfied or performed in full, notwithstanding any intermediate satisfaction or performance of the Guaranteed Obligations by the Borrower, the Guarantor or any other person.

b)
The liability of the Guarantor under this Deed shall not be reduced, discharged or otherwise adversely affected by:
(1)
any act, omission, matter or thing which would not have discharged or affected the liability of the Guarantor had it been a principal obligor instead of a guarantor; or
(2)
any other act or omission except an express written release by deed of the Guarantor by the Lender.

c)
The Guarantor waives any right it may have to require the Lender (or any trustee or agent on its behalf) to proceed against or enforce any other right or claim for payment against any person before claiming from the Guarantor under this Deed.

d)
Until all amounts which may be or become payable by the Borrower under or in connection with this Deed have been irrevocably paid in full, and unless the Lender otherwise directs in writing, the Guarantor shall not exercise any security or other rights which it may have by reason of performance by it of its obligations under this Deed, whether such rights arise by way of set-off, counterclaim, subrogation, indemnity or otherwise.

e)
The guarantee and indemnity effected by this Deed is in addition to and shall not affect nor be affected by or merge with any other judgment, security, right or remedy obtained or held by the Lender from time to time in respect of the discharge and performance of the Guaranteed Obligations by the Borrower.

4.
Variation to the Agreements

a)
The Guarantor and the Borrower hereby agree and confirm that they will make any and all variations or amendments to the Credit Facility Agreement reasonably required by the Lender from time to time to give full effect to this Deed.

b)
The Borrower hereby agrees and confirms that it will observe the due and punctual performance of the Guaranteed Obligations as so amended or varied in accordance with the terms of this Deed.

c)
The Guarantor hereby agrees and confirms that the guarantee and indemnity granted by it pursuant to this Deed shall automatically extend to the due and punctual performance of the Guaranteed Obligations as so amended, varied or extended from time to time, no matter how fundamental such amendments. variations or extensions are.

5.
Conditional discharge

a)
Any release, discharge or settlement between the Guarantor and the Lender in relation to this Deed shall be deemed conditional on no right, security, disposition or payment to the Lender by the

Guarantor, the Borrower or any other person in respect of the Guaranteed Obligations being avoided, set aside, reduced or ordered to be refunded pursuant to any enactment or law relating to breach of duty by any person, insolvency, bankruptcy, liquidation, winding up, administration, protection from creditors generally, receivership or for any other reason.

b)
If any such right, security, disposition or payment is avoided, set aside, reduced or ordered to be refunded, the Lender shall be entitled subsequently to enforce this Deed against the Guarantor as if the release, discharge or settlement referred to in clause 5.1 had not occurred and any such right, security, disposition or payment had not been given or made.

6.
Payments

a)
All sums payable by the Guarantor under this Deed shall be paid in full to the Lender in the currency required under the Credit Facility Agreement, free and clear of any deductions or withholdings of any kind, except for those required by any law or regulation binding on the Guarantor.

b)
If the Guarantor is required by law or regulation to make any deduction or withholding from any payment under this Deed, it shall also pay whatever additional amount is necessary to ensure that the Lender receives the full amount otherwise receivable had there been no deduction or withholding obligation.

c)
If the Guarantor fails to make any payment due to the Lender under this Deed by the due date for payment, then the Guarantor shall pay default interest on the overdue amount at the rate of rate of six percent 6.00% per annum in excess of the Facility Interest Rate. Such default interest shall accrue on a daily basis from the due date until the date of actual payment of the overdue amount, whether before or after judgment. The Guarantor shall pay the default interest together with the overdue amount.

7.
Costs

a)
The Guarantor shall on a full indemnity basis pay to the Lender on demand the amount of all costs and expenses (including reasonable legal and out-of-pocket expenses and any value added tax on those costs and expenses) which the Lender incurs in connection with:
(1)
the preservation, exercise or enforcement of any rights under or in connection with this Deed or any attempt to do so; and
(2)
any discharge or release of this Deed.

8.
Guarantor representations and warranties

a)
The Guarantor represents and warrants to the Lender that:
(1)
it is a duly incorporated corporation validly existing under the law of its jurisdiction of incorporation and it has the power to own its assets and carry on its business as it is being conducted;
(2)
it has all requisite power and authority, and has taken all necessary action, to enable it to enter into, deliver and perform this Deed;
(3)
its obligations under this Deed shall, when executed, constitute legal, valid, and binding obligations enforceable in accordance with the terms of this Deed, except as limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally;
(4)
it does not require the consent, approval or authority of any other person to enter into or perform its obligations under this Deed;
(5)
its entry into and performance of its obligations under this Deed will not constitute any breach of or default under any contractual, governmental or public obligation binding on it; and
(6)
it is not engaged in any litigation or arbitration proceedings which might affect its capacity or ability to perform its obligations under this Deed and to the best of its knowledge no such legal or arbitration proceedings have been threatened or are pending against it.

9.
Assignment

The Lender may assign its benefits under this Deed to any person by notice in writing to the Guarantor.

10.
Further assurance

Each party shall (at its own expense) promptly execute and deliver all such documents, and take all such actions, or procure the execution and delivery of all such documents and taking of all such actions as are required to give full effect to this Deed.

11.
Severance

If any provision or part-provision of this Deed is or becomes invalid, illegal or unenforceable, it shall be deemed deleted, but that shall not affect the validity and enforceability of the rest of this Deed and if any such provision or part-provision is deemed so deleted, the parties shall negotiate in good faith to agree a replacement provision that, to the greatest extent possible, achieves the intended commercial result of the original provision.

12.
Variation

No variation of this Deed shall be effective unless it is in writing and signed by the parties or their authorised representatives.

13.
Waiver

a)
A waiver of any right or remedy under this Deed or by law is only effective if given in writing and shall not be deemed a waiver of any subsequent breach or default.

b)
A failure or delay by a party to exercise any right or remedy provided under this Deed or by law shall not constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict any further exercise of that or any other right or remedy. No single or partial exercise of any right or remedy provided under this Deed or by law shall prevent or restrict the further exercise of that or any other right or remedy.

c)
A party that waives a right or remedy provided under this Deed or by law in relation to one party, or takes or fails to take any action against that party, does not affect its rights in relation to any other party.

14.
Third party rights

Except where it expressly states otherwise, this Deed does not give rise to any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

15.
Rights and remedies

The rights and remedies provided under this Deed are in addition to, and not exclusive of, any rights or remedies provided by law.

16.
Consequences of discharge

a)
Any provision of this Deed that expressly or by implication is intended to continue in force on or after discharge of this Deed shall remain in full force and effect.

b)
Discharge of this Deed shall not affect any rights, remedies, obligations or liabilities of the parties that have accrued up to the date of discharge, including the right to claim damages in respect of any breach of this Deed which existed at or before the date of discharge.

17.
Notices

a)
Any notice given to a party under or in connection with this Deed shall be in writing and shall be delivered by hand, by pre-paid first-class post or other next working day delivery service, or sent by email to the following addresses:
(1)
To the Guarantor:
(a)
222 W. Las Colinas Blvd., Suite 1910 North Tower; Irving, Texas;
(b)
rhazelton@dynaresource.com

cc: asotomayor@dynaresource.com;

(2)
To the Borrower:
(a)
Calle Cedro Number 303 Col. Alameda Mazatlan, Sinaloa Mexico Zip Code 82123;
(b)
rhazelton@dynaresource.com

cc: asotomayor@dynaresource.com;

(3)
To the Lender:
(a)
The Pearce Building, West Street, Maidenhead, England, SL6 1RL;
(b)
brent.omland@oceanpartners.com

b)
Any notice shall be deemed to have been received:
(1)
if delivered by hand, at the time the notice is left at the required address; or
(2)
if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am on the fourth Business Day after posting; or
(3)
if sent by email, at the time of receipt, or, if this time falls outside ordinary business hours in the place of receipt, when ordinary business hours resume in the place of receipt.

c)
This clause does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

18.
Service of Process

a)
Without prejudice to any other mode of service allowed under any relevant law the Guarantor and the Borrower:
(1)
shall, within 10 Business Days of the date of this Deed, (i) irrevocably appoint a process agent (the “Process Agent”) as their agent for service of process in relation to any proceedings before the English courts in connection with this Deed and (ii) provide details of the Process Agent and such appointment to the Lender;
(2)
agree that failure by the Process Agent, when duly appointed, to notify the Guarantor and/or the Borrower (as appropriate) of the process will not invalidate the proceedings concerned; and
(3)
if the Process Agent becomes unable or unwilling for any reason to continue to act as agent for service of process, the Guarantor and the Borrower must immediately (and in any event within five days of such event taking place) appoint another agent for service of process on terms acceptable to the Lender and failing this, the Lender may appoint another agent for this purpose.

19.
Entire agreement

This Deed constitutes the entire agreement between the parties as regards the guarantee and indemnities granted herein.

20.
Counterparts

a)
This Deed may be executed in any number of counterparts, each of which shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

b)
Transmission of the executed signature page of a counterpart of this Deed by email (in PDF, JPEG or other agreed format) take effect as the transmission of an executed "wet-ink" counterpart of this Deed and if this method of transmission is adopted, without prejudice to the validity of the Deed thus made, each party shall on request provide the other with the "wet ink" hard copy original of their counterpart.

c)
No counterpart shall be effective until each party has executed and delivered at least one executed counterpart.

21.
Governing law

This Deed and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England.

22.
Jurisdiction

Each party irrevocably agrees, for the sole benefit of the Lender that, subject as provided below, the courts of England shall have exclusive jurisdiction over any dispute or claim arising out of or in connection with this Deed or its subject matter or formation (including non-contractual disputes or claims). Nothing in this clause shall limit the right of the Lender to take proceedings against Guarantor in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

This GUARANTEE has been executed as a DEED and is delivered and takes effect on the date stated at the beginning of it.

SIGNATURE PAGES

GUARANTOR

EXECUTED by DYNARESOURCE, INC.

Acting by a duly authorized signatory in the presence of a witness

Authorized signatory signature: /s/ Alonso Sotomayor

Authorized signature name: Alonso Sotomayor

Witness Signature: s/s Marcus Corlacte Sacca

Witness Name: Marcus Corlacte Sacca

Witness Address: 610 - 168 Kings Street E

Toronto, Ontario

M5A 4S4

BORROWER

EXECUTED by DYNARESOURCE, INC.

Acting by a duly authorized signatory in the presence of a witness

Authorized signatory signature: /s/ Rohan Hazelton

Authorized signature name: Rohan Hazelton

Witness Signature: s/s Marcus Corlacte Sacca

Witness Name: Marcus Corlacte Sacca

Witness Address: 610 - 168 Kings Street E

Toronto, Ontario

M5A 4S4

LENDER

EXECUTED by OCEAN PARTNERS UK LIMITED

acting by a duly authorised signatory in the presence of a witness:

/s/ Neil Poulter

Director signature: …………………………………………………..

Neil Poulter

Director name: …………………………………………………..

/s/ Zekeriya Turhal

Witness signature: ………………………………………………….. Witness name: …Zekeriya Turhal ……………………..

Witness address: …The Pearce Building, West Street, .M.

…………………………………………………..

…………………………………………………..